Exhibit 99.1

Dolphin Q3 Revenue Increases 24.5% YoY to $12.7M, Reports Adjusted Operating Income of $0.5M and Highlights Market Valuation Disconnect

•	Q3 2024 Revenue grew 24.5% to $12.7M from $10.2M in Q3 2023
•	Q3 2024 Adjusted Operating Income of $0.5M as opposed to Adjusted Operating Loss of $(0.8M) in Q3 2023
•	Nine-Month 2024 Revenue increased 26.6% to $39.4M
•	Nine-Month 2024 Adjusted Operating Income of $1.4M, versus a $(2.7M) Adjusted Operating Loss in the same period last year
•	Market Cap (1) trading at approximately 0.25x Current Year 2024 estimated revenue guidance of $50.0M
•	CEO sees Dolphin as undervalued; supports view with $100,000 in stock purchases in last 12 months

(1)	Based on market cap at the close of trading on Nov 13, 2024

MIAMI, FL - Dolphin (NASDAQ:DLPN), an independent leader in content production, entertainment marketing, and related ventures, announces its financial results for the quarter ended September 30, 2024.

Bill O'Dowd, CEO of Dolphin Entertainment commented:

"During Q3, revenue increased by 24.5% year over year and we achieved $0.5 million in adjusted operating income, setting us on track to deliver on our goals of surpassing $50 million in revenue and achieving adjusted operating income for full year 2024. With promising ventures like Rachael Ray's Staple Gin - - alongside the acquisition of Elle Communications, the launch of Always Alpha and our new partnership with Loti AI, we see a stark mismatch between our current market cap and the intrinsic value of our assets. I am committed to further increasing my stake in Dolphin, confident that the market will soon recognize the adjusted operating income we are creating and the true potential of our expanding portfolio of assets."

Q3 2024 and Recent Highlights

•	Total revenue for the quarter ended September 30, 2024 was $12.7 million, an increase of 24.5% over the same period in 2023.
•	Operating loss of $8.2 million for the quarter ended September 30, 2024 as compared to an operating loss of $2.1 million for the quarter ended September 30, 2023. Operating loss of $9.1 million for the nine months ended September 30, 2024 as compared to an operating loss of $12.1 million for the nine months ended September 30, 2023.
•	Adjusted operating income(1) of $0.5 million for the three months ended September 30, 2024 as compared to an adjusted operating loss of $0.8 million for the three months ended September 30, 2023. Adjusted operating income of $1.4 million for the nine months ended September 30, 2024 as compared to an adjusted operating loss of $2.7 million for the nine months ended September 30, 2023.
•	Operating expenses for the third quarter of 2024 were $20.8 million, including both non-cash and one-time charges of depreciation and amortization of $0.6 million, goodwill impairment of $6.5 million, a write-off of notes receivable of $1.3 million and transaction costs of $0.1 million. Operating expenses for the third quarter of 2023 were $12.3 million, including depreciation and amortization of $0.5 million, and impairment of intangible assets of $0.3 million.
•	Net loss for the quarter was $8.7 million, including depreciation and amortization of $0.6 million, goodwill impairment of $6.5 million, a write-off of notes receivable of $1.3 million, and interest expense of $0.5 million. Net loss for the same period in the prior year was $3.9 million, including depreciation and amortization of $0.5 million, impairment of intangible assets of $0.3 million, interest expense of $0.6 million, and equity losses in unconsolidated affiliates of $1.2 million.
•	Cash and cash equivalents of $6.6 million as of September 30, 2024, as compared to $7.6 million as of December 31, 2023.

(1)The Company has provided adjusted operating income information that has not been prepared in accordance with GAAP. This measure is defined below in the section "Use of non-GAAP measures."

Acquisition

•	Elle Communications
o	Acquired by Dolphin in July 2024
o	Profitable, high margin, pioneering social impact PR firm
o	16-year track record representing high-profile clients including
o	Provides access to estimated $1.164 trillion global impact investing industry
o	With offices in Los Angeles and New York, tremendous expansion opportunities with celebrity and entertainment foundations
o	Joining as a division of 42West

Company Launch

•	Always Alpha
o	First management firm dedicated to women's sports
o	Founded by Olympic legend Allyson Felix and CEO Cosette Chaput
o	Aiming to revolutionize talent management for female athletes, broadcasters, and coaches
o	Leveraging Dolphin's entertainment marketing expertise to unlock the industry's potential.

Ventures

•	Staple Gin
o	Created by Rachael Ray and Do Good Spirits, won Double Gold with a 96-point rating at the 2024 NY International Spirits Competition, also receiving silver medals from Bartender Spirits Awards and New Orleans Spirits Competition.
o	The gin is now distributed nationally via e-commerce and in New York State through Southern Glazer's Wine & Spirits, with plans to expand to additional markets.

•	Partnered with Loti AI
o	Combatting unauthorized digital content and deepfakes
o	Offering Dolphin clients access to Loti's AI-powered protection
o	Loti AI tools scan over 450 million daily images
o	95% takedown success rate
o	Marks Dolphin's strategic entry into AI technology
o	Creates new revenue streams in brand safety and content protection services.
o	In success, opportunity to become a “venture” with Dolphin participating in upside via an ownership stake.

Dolphin + IMAX documentary slate

•	Dolphin received the second cash installment of $2.6M from its content licensing agreement related to The Blue Angels.
•	Box office numbers have surpassed initial projections
•	Upcoming screenings at institutional venues, beginning in January 2025
•	To build on this momentum, the team is actively exploring options and making decisions for its next production

42West

•	Led successful campaigns at the 49th Annual Toronto International Film Festival
•	Handled Venice Film Festival World Premiere for Tim Burton's BEETLEJUICE BEETLEJUICE
•	Dominated San Diego Comic-Con 2024, representing 13 major entertainment clients
•	Clients earned 60 Primetime Emmy Awards nominations
•	Represented Pop Culture companies Crunchyroll, Gkids and TOHO at Anime Expo
•	Represented artists and projects garnered 9 nominations for the upcoming GRAMMY Awards®

Shore Fire Media

•	Clients Dave Matthews Band, Kool & The Gang and MC5 inducted into Rock & Roll Hall of Fame
•	Led successful campaigns at Toronto International Film Festival (alongside 42West)
•	Represented artists and projects garnered 25 nominations for the upcoming GRAMMY Awards®

The Door

•	Client NYC's Bungalow earned three-star review from The New York Times
•	Selected by Newman's Own® to launch "Pay What You Want" Pizza Program

The Digital Dept.

•	Achieved 137 new talent signings so far in 2024
•	Brought BRANDEdit Influencer Showroom to New York Fashion Week for the first time

Special Projects

•	Curated star-studded lineup for WSJ. Magazine's Innovator Awards at MoMA for ninth consecutive year
•	Booked Talent for Academy Museum of Motion Pictures Fourth Annual Gala helping honor Paul Mescal, Rita Moreno, and Quentin Tarantino and raise over $11 million at the gala

Conference Call Details

Date: November 14, 2024
Time: 4:30 p.m. Eastern Time

Domestic 877-545-0320; International: 973-528-0002 Access Code: 345281

Webcast: https://www.webcaster4.com/Webcast/Page/2225/51624

Replay Information
Domestic 877-481-4010 International: 919-882-2331 Passcode: 51624

Replay webcast: https://www.webcaster4.com/Webcast/Page/2225/51624

About Dolphin:
Dolphin (NASDAQ:DLPN), founded in 1996 by Bill O'Dowd, has evolved from its origins as an Emmy-nominated television, digital, and feature film content producer to a company with three dynamic divisions: Dolphin Entertainment, Dolphin Marketing, and Dolphin Ventures.

Dolphin Entertainment: This legacy division, where it all began, has a rich history of producing acclaimed television shows, digital content, and feature films. With high-profile partners like IMAX and notable projects including "The Blue Angels," Dolphin Entertainment continues to set the standard in quality storytelling and innovative content creation.

Dolphin Marketing: Established in 2017, this division has become a powerhouse in public relations, influencer marketing, branding strategy, talent booking, and special events. Comprising top-tier companies such as 42West, The Door, Shore Fire, Special Projects, and The Digital Dept., Dolphin Marketing serves a wide range of industries, from entertainment, music and sports to hospitality, fashion and consumer products.

Dolphin Ventures: This division leverages Dolphin's best-in-class cross-marketing acumen and business development relationships to create, launch and/or accelerate innovative ideas and promising products, events and content in our areas of expertise. Key ventures include collaborations with Rachael Ray for Staple Gin and Mastercard Midnight Theatre.

Forward-Looking Statements

This press release contains 'forward-looking statements' within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements may address, among other things, Dolphin Entertainment Inc.'s offering of common stock as well as expected financial and operational results and the related assumptions underlying its expected results. These forward-looking statements are distinguished by the use of words such as "will," "would," "anticipate," "expect," "believe," "designed," "plan," or "intend," the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, Dolphin Entertainment's actual results may differ materially from the results discussed in its forward-looking statements. Dolphin Entertainment's forward-looking statements contained herein speak only as of the date of this press release. Factors or events Dolphin Entertainment cannot predict, including those described in the risk factors contained in its filings with the Securities and Exchange Commission, may cause its actual results to differ from those expressed in forward-looking statements.

Although Dolphin Entertainment believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved, and Dolphin Entertainment undertakes no obligation to update publicly any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

CONTACT:
James Carbonara
HAYDEN IR
(646)-755-7412
james@haydenir.com

DOLPHIN ENTERTAINMENT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30, 2024	December 31, 2023
ASSETS
Current
Cash and cash equivalents	$5,659,883	$6,432,731
Restricted cash	925,004	1,127,960
Accounts receivable:
Trade, net of allowance of $1,450,093 and $1,456,752, respectively	5,623,999	5,817,615
Other receivables	6,073,074	6,643,960
Other current assets	569,572	701,335
Total current assets	18,851,532	20,723,601

Capitalized production costs, net	568,929	2,295,275
Employee receivable	960,668	796,085
Right-of-use asset	4,140,985	5,599,736
Goodwill	21,622,279	25,220,085
Intangible assets, net	10,808,498	11,209,664
Property, equipment and leasehold improvements, net	131,321	194,223
Other long-term assets	216,305	216,305
Total Assets	$57,300,517	$66,254,974

LIABILITIES
Current
Accounts payable	$1,555,959	$6,892,349
Term loan, current portion	1,045,152	980,651
Notes payable, current portion	3,900,000	3,500,000
Revolving line of credit	—	400,000
Accrued interest – related party	1,910,915	1,718,009
Accrued compensation – related party	2,625,000	2,625,000
Lease liability, current portion	1,839,587	2,192,213
Deferred revenue	745,489	1,451,709
Contingent consideration	436,000	—
Other current liabilities	10,747,662	7,694,114
Total current liabilities	24,805,764	27,454,045

Term loan, noncurrent portion	3,710,233	4,501,963
Revolving line of credit, noncurrent portion	400,000	—
Notes payable	2,980,000	3,380,000
Convertible notes payable	5,100,000	5,100,000
Convertible note payable at fair value	300,000	355,000
Loan from related party	3,217,873	1,107,873
Lease liability	2,844,526	4,068,642
Deferred tax liability	322,137	306,691
Warrant liability	—	5,000
Other noncurrent liabilities	18,915	18,915
Total Liabilities	43,699,448	46,298,129

STOCKHOLDERS’ EQUITY
Preferred Stock, Series C, $0.001 par value, 50,000 shares authorized, 50,000 shares issued and outstanding at September 30, 2024 and December 31, 2024	1,000	1,000
Common stock, $0.015 par value, 200,000,000 shares authorized, 11,112,492 and 9,109,766 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	166,687	136,646
Additional paid-in capital	157,688,200	153,430,403
Accumulated deficit	(144,254,818)	(133,611,204)
Total Stockholders’ Equity	13,601,069	19,956,845
Total Liabilities and Stockholders’ Equity	$57,300,517	$66,254,974

DOLPHIN ENTERTAINMENT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Revenues	$12,682,437	$10,184,511	$39,367,418	$31,100,867

Expenses:
Direct costs	254,574	185,308	2,790,043	621,449
Payroll and benefits	9,575,596	8,382,659	28,344,865	26,114,881
Selling, general and administrative	1,838,765	2,150,889	5,665,365	6,023,954
Acquisition costs	148,798	4,666	164,044	8,823
Depreciation and amortization	636,782	535,740	1,745,579	1,612,776
Impairment of goodwill	6,480,992	—	6,671,557	6,517,400
Impairment of intangible assets	—	341,417	—	341,417
Impairment of notes receivable	1,270,000	—	1,270,000	—
Change in fair value of contingent consideration	—	—	—	33,226
Legal and professional	631,629	695,188	1,825,588	1,955,037
Total expenses	20,837,136	12,295,867	48,477,041	43,228,963

Loss from operations	(8,154,699)	(2,111,356)	(9,109,623)	(12,128,096)

Other (expenses) income:
Change in fair value of convertible note	(10,000)	—	55,000	(6,444)
Change in fair value of warrants	—	—	5,000	5,000
Interest income	3,391	104,303	9,991	309,424
Interest expense	(533,454)	(604,669)	(1,559,276)	(1,413,177)
Total other (expenses) income, net	(540,063)	(500,366)	(1,489,285)	(1,105,197)

Loss before income taxes and equity in losses of unconsolidated affiliates	(8,694,762)	(2,611,722)	(10,598,908)	(13,233,293)

Income tax benefit (expense)	2,373	(31,059)	(44,706)	(91,243)

Net loss before equity in losses of unconsolidated affiliates	(8,692,389)	(2,642,781)	(10,643,614)	(13,324,536)

Equity in losses of unconsolidated affiliates	—	(1,220,547)	—	(1,467,356)

Net loss	$(8,692,389)	$(3,863,328)	$(10,643,614)	$(14,791,892)
Loss per share:
Basic	$(0.80)	$(0.55)	$(1.07)	$(2.22)
Diluted	$(0.80)	$(0.55)	$(1.07)	$(2.22)

Weighted average number of shares outstanding:
Basic	10,930,286	7,060,638	9,964,607	6,664,069
Diluted	10,930,286	7,060,638	9,964,607	6,664,069

Use of Non-GAAP Financial Measures

In order to provide greater transparency regarding our operating performance, the financial results in this press release refer to a non-GAAP financial measure that involves adjustments to GAAP results. Non-GAAP financial measures exclude certain income and/or expense items that management deems are not directly attributable to the Company’s core operating results and/or certain items that are inconsistent in amounts and frequency, making it difficult to perform a meaningful evaluation of our current or past operating performance.

Adjusted operating income or loss is defined by Dolphin as (loss) income from operations before: (i) depreciation and amortization, (ii) write-off of assets, (iii) impairment of goodwill or intangible assets, (iv) acquisition costs, (v) employee stock compensation, (vi) change in fair value of contingent consideration, (vii) bad debt expense and (viii) and impairment of capitalized production costs.

Management believes that the presentation of operating results using this non-GAAP financial measure provides useful supplemental information for investors by providing them with the non-GAAP financial measure used by management for financial and operational decision making, planning and forecasting and in managing the business. This non-GAAP financial measure does not replace the presentation of financial information in accordance with U.S. GAAP financial results, should not be considered a measure of liquidity and is unlikely to be comparable to non-GAAP financial measures provided by other companies.

Reconciliation of GAAP loss from operations to non-GAAP income from operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Revenues (GAAP)	$12,682,437	$10,184,511	$39,367,418	$31,100,867

Expenses:
Direct costs	254,574	185,308	2,790,043	621,449
Payroll and benefits	9,575,596	8,382,659	28,344,865	26,114,881
Selling, general and administrative	1,838,765	2,150,889	5,665,365	6,023,954
Acquisition costs	148,798	4,666	164,044	8,823
Depreciation and amortization	636,782	535,740	1,745,579	1,612,776
Impairment of goodwill	6,480,992	—	6,671,557	6,517,400
Impairment of intangible assets	—	341,417	—	341,417
Impairment of notes receivable	1,270,000	—	1,270,000	—
Change in fair value of contingent consideration	—	—	—	33,226
Legal and professional	631,629	695,188	1,825,588	1,955,037
Total expenses (GAAP)	20,837,136	12,295,867	48,477,041	43,228,963

Loss from operations (GAAP)	(8,154,699)	(2,111,356)	(9,109,623)	(12,128,096)
Adjustments to GAAP measure:
Depreciation and amortization	636,782	535,740	1,745,579	1,612,776
Bad debt expense	14,051	311,578	301,030	566,610
Acquisition costs	148,798	4,666	164,044	8,823
Impairment of goodwill	6,480,992	—	6,671,557	6,517,400
Impairment of intangible assets	—	341,417	—	341,417
Impairment of notes receivable	1,270,000	—	1,270,000	—
Impairment of capitalized production costs	—	—	—	49,412
Change in fair value of contingent consideration	—	—	—	33,226
Stock compensation	96,696	102,954	346,440	268,154
Adjusted income (loss) from operations (non-GAAP)	492,620	(815,001)	1,389,027	(2,730,278)